                                                                Exhibit 10.33


CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. * INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST THAT IS FILED SEPARATELY WITH THE COMMISSION.

================================================================================









                          LICENSE AND OPTION AGREEMENT


                                 BY AND BETWEEN


                          HOECHST MARION ROUSSEL, INC.


                                       AND


                          AMYLIN PHARMACEUTICALS, INC.




                         EFFECTIVE AS OF MARCH 31, 1997









================================================================================

                                TABLE OF CONTENTS

ARTICLE I - DEFINITIONS......................................................................1
        1.1    "Affiliate"...................................................................1
        1.2    "Amylin Data".................................................................2
        1.3    "Amylin Know-how".............................................................2
        1.4    "Amylin Patent"...............................................................2
        1.5    "Amylin Research and Development Expenses"....................................2
        1.6    "Collaboration Agreement".....................................................2
        1.7    "Competitive Product Infringement"............................................2
        1.8    "Confidential Information"....................................................2
        1.9    "Control".....................................................................2
        1.10   "Development".................................................................2
        1.11   "Drug Approval Application"...................................................2
        1.12   "Drug Master File"............................................................3
        1.13   "EU"..........................................................................3
        1.14   "FDA".........................................................................3
        1.15   "Field".......................................................................3
        1.16   "HMR Additional Research and Development Expenses"............................3
        1.17   "HMR Compound"................................................................3
        1.18   "HMR Data"....................................................................3
        1.19   "HMR Know-how"................................................................3
        1.20   "HMR Option"..................................................................3
        1.21   "HMR Option Exercise Date"....................................................3
        1.22   "HMR Patent"..................................................................3
        1.24   "HMR Replacement Compound"....................................................4
        1.25   "HMR Series"..................................................................4
        1.26   "Information".................................................................4
        1.27   "Joint Patent"................................................................4
        1.28   "Losses"......................................................................4
        1.29   "Major Market Country"........................................................4
        1.30   "Net Sales"...................................................................4
        1.31   "Patents".....................................................................4
        1.32   "Patent Expenses".............................................................5
        1.33   "Phase II Clinical Trials"....................................................5
        1.34   "Phase III Clinical Trials"...................................................5
        1.35   "Pivotal Phase II Clinical Trials"............................................5
        1.36   "Product".....................................................................5
        1.37   "Regulatory Approval".........................................................5
        1.38   "Regulatory Filings"..........................................................5
        1.39   "Research"....................................................................5

                                       i.

        1.40   "Research and Development Expenses"...........................................5
        1.41   "Research and Development Plans"..............................................5
        1.42   "Safety"......................................................................5
        1.43   "Terminated Compound".........................................................5
        1.44   "Territory"...................................................................6
        1.45   "Third Party".................................................................6
        1.46   "Tolerability"................................................................6
        1.47   "Written Disclosure"..........................................................6

ARTICLE II - LICENSE GRANTS..................................................................6
        2.1    Patent License to Amylin to Conduct Research and Development..................6
        2.2    Patent License to Amylin for Commercialization................................6
        2.3    Nonexclusive HMR Know-how License To Amylin...................................6
        2.4    Nonexclusive Amylin Know-how License To HMR...................................6
        2.5    Sublicenses...................................................................7
        2.6    Third Party Technology........................................................7

ARTICLE III - RESEARCH AND DEVELOPMENT.......................................................7
        3.1    Scope.........................................................................7
        3.2    Conduct of Research and Development...........................................8
        3.3    Research and Development Plans................................................8
        3.4    Status Meetings...............................................................8
        3.5    Obligations of the Parties....................................................8
        3.6    Selection of HMR Compounds; HMR Replacement Compounds........................11
        3.7    Regulatory Matters...........................................................12

ARTICLE IV - HMR'S OPTION TO PARTICIPATE IN RESEARCH, DEVELOPMENT
               AND COMMERCIALIZATION........................................................13
        4.1    HMR Option...................................................................13
        4.2    Limitations of Further Rights................................................14

ARTICLE V- ROYALTIES........................................................................14
        5.1    Royalties and Royalty Payments...............................................14
        5.2    Duration of Royalty Obligations..............................................15
        5.3    Royalty Rate if Generics Introduced..........................................15
        5.4    Sales by Sublicensees........................................................15
        5.5    Royalty Payments and Reports.................................................15
        5.6    Taxes........................................................................15
        5.7    Blocked Currency.............................................................15
        5.8    Payments to or Reports by Affiliates.........................................16
        5.9    No Overlapping Royalties.....................................................16

                                      ii.

ARTICLE VI - CONFIDENTIALITY................................................................16
        6.1    Confidentiality; Exceptions..................................................16
        6.2    Receipt of Third Party Information...........................................17
        6.3    Authorized Disclosure........................................................17
        6.4    Survival.....................................................................17
        6.5    Termination of Prior Agreement...............................................17
        6.6    Scientific Publications and Presentations....................................17

ARTICLE VII - OWNERSHIP OF INTELLECTUAL PROPERTY AND PATENT RIGHTS..........................18
        7.1    Ownership....................................................................18
        7.2    Disclosure of Patentable Inventions..........................................18
        7.3    Patent Filings...............................................................18
        7.4    Third Party Patent Rights....................................................19
        7.5    Enforcement Rights...........................................................20
        7.6    Assignment of Joint Patents..................................................21

ARTICLE VIII - REPRESENTATIONS AND WARRANTIES...............................................22

ARTICLE IX - INFORMATION & REPORTS..........................................................22
        9.1    Records of Revenues and Expenses.............................................22
        9.2    Publicity Review.............................................................22

ARTICLE X - TERM AND TERMINATION............................................................23
        10.1   Term.........................................................................23
        10.2   Termination by HMR For Amylin's Failure to Meet Milestones or
               Discontinuing Research and Development.......................................23
        10.3   Termination by HMR For Amylin's Failure to Commercialize or Market
               Products in the Territory....................................................24
        10.4   Termination for Material Breach..............................................26
        10.5   Termination Without Cause....................................................28
        10.6   Accrued Rights, Surviving Obligations........................................29

ARTICLE XI - INDEMNIFICATION................................................................30
        11.1   Indemnification by HMR.......................................................30
        11.2   Indemnification by Amylin....................................................30

ARTICLE XII - DISPUTE RESOLUTION............................................................31
        12.1   General......................................................................31
        12.2   Negotiation..................................................................31


                                      iii.

ARTICLE XIII - MISCELLANEOUS
        13.1  Assignment; Binding Effect....................................................31
        13.2  Research and Development Entities.............................................32
        13.3  Consents Not Unreasonably Withheld............................................32
        13.4  Force Majeure.................................................................32
        13.5  Further Actions...............................................................32
        13.6  No Trademark Rights...........................................................32
        13.7  Notices.......................................................................33
        13.8  Waiver........................................................................33
        13.9  Severability..................................................................33
        13.10 Ambiguities...................................................................33
        13.11 Governing Law.................................................................34
        13.12 Headings......................................................................34
        13.13 Counterparts..................................................................34
        13.14 Entire Agreement..............................................................34

EXHIBITS

Exhibit A - List of HMR Patents
Exhibit B - List of HMR Series
Exhibit C - Initial Outline of Research and Development Plan


                                      iv.

                          LICENSE AND OPTION AGREEMENT

        LICENSE AND OPTION AGREEMENT (the "Agreement") effective as of March 31, 1997 (the "Effective Date"), by and between AMYLIN PHARMACEUTICALS, INC., a Delaware corporation ("Amylin"), and HOECHST MARION ROUSSEL, INC., a Delaware corporation ("HMR"). Amylin and HMR are sometimes referred to herein individually as a "Party" and together as the "Parties."


                               W I T N E S E T H:

        WHEREAS, HMR is a leading multinational health care company with a broad product portfolio of drugs for the treatment of human diseases;

        WHEREAS, Amylin is a leading biotechnology company that has expertise and experience in the research and development of compounds for use in treating metabolic and other disorders;

        WHEREAS, Amylin desires to obtain a license from HMR for the right to research, develop and commercialize the HMR Compounds (as defined in Section
1.17 herein) on the terms and subject to the conditions set forth in this Agreement; and

        WHEREAS, Amylin and HMR are entering into a collaboration agreement of even date herewith (the "Collaboration Agreement") which is effective only upon HMR's exercise of the HMR Option (as defined in Section 4.1 herein) and which sets forth the Parties' rights and obligations with respect to the collaboration thereunder in the event such option is exercised by HMR.

        NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, the parties agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

        For purposes of this Agreement, the terms defined in this Article I shall have the meanings specified below:

        1.1 "AFFILIATE" with respect to a Party means an entity that, directly or indirectly, controls, is controlled by or is under common control with such Party, and with respect to HMR, or any entity that HMR controls directly or indirectly or is under common control with HMR, such control shall be measured by the ability to exercise day to day management of such entity.

                                       1.

        1.2 "AMYLIN DATA" means all Information arising out of all pre-clinical and clinical Research (as defined in Section 1.39) and Development (as defined in Section 1.10) conducted by or on behalf of Amylin or its sublicensees, or disclosed to Amylin by its licensors and other collaborators necessary to obtain Regulatory Approval (as defined in Section 1.37) for marketing of Products in the Territory.

        1.3 "AMYLIN KNOW-HOW" means Information which (i) Amylin discloses, or is required to disclose, to HMR under this Agreement and (ii) is within the Control (as defined in Section 1.9) of Amylin, including, without limitation, all Information developed by or on behalf of Amylin relating to the HMR Compounds. Notwithstanding anything herein to the contrary, Amylin Know-how shall exclude any Amylin Patents.

        1.4 "AMYLIN PATENT" means a Patent which covers the discovery, evaluation, manufacture, use, importation, offer for sale and/or sale of an HMR Compound selected for research and development by Amylin within the Field or a Product, which Patent is owned or Controlled by Amylin or its Affiliates, including Amylin's interest in any Joint Patent. Amylin shall promptly notify HMR of any Amylin Patents which are issued hereafter.

        1.5 "AMYLIN RESEARCH AND DEVELOPMENT EXPENSES" shall have the meaning set forth in Section 4.1.1.

        1.6 "COLLABORATION AGREEMENT" shall have the meaning set forth in the fourth "WHEREAS" of this Agreement.

        1.7 "COMPETITIVE PRODUCT INFRINGEMENT" shall have the meaning set forth in Section 7.5.1(a).

        1.8 "CONFIDENTIAL INFORMATION" shall have the meaning set forth in
Section 6.1.

        1.9 "CONTROL" means possession of the ability to grant a license or sublicense as provided for herein without violating the terms of any agreement or other arrangement with or proprietary rights of any Third Party.

        1.10 "DEVELOPMENT" shall mean all activities relating to obtaining Regulatory Approval of a Product, Product line extensions, alternative delivery systems and new indications therefor and all activities relating to developing the ability to manufacture the same. This includes preclinical testing, toxicology, formulation, bulk production, fill/finish, manufacturing process development, manufacturing and quality assurance technical support, clinical studies, regulatory affairs and outside counsel regulatory legal services.

        1.11 "DRUG APPROVAL APPLICATION" means an application for Regulatory Approval required before commercial sale or use of a Product as a drug in a country in the Territory.

                                       2.

        1.12 "DRUG MASTER FILE" means a submission of information to the FDA as defined in 21 C.F.R. ss. 314.420.

        1.13 "EU" shall mean those countries which are member states of the European Union, including countries which become member states after the date hereof.

        1.14 "FDA" means the United States Food and Drug Administration.

        1.15 "FIELD" means all fields, including but not limited to, the prevention, treatment and/or diagnosis of cardiovascular or metabolic diseases and disorders.

        1.16 "HMR ADDITIONAL RESEARCH AND DEVELOPMENT EXPENSES" shall have the meaning set forth in Section 4.1.2.

        1.17 "HMR COMPOUND" means any HMR Primary Compound and/or any HMR Replacement Compound; provided, however, that if, at any time or from time to time Amylin selects an HMR Replacement Compound to replace an HMR Primary Compound pursuant to Section 3.6.2, then such replaced HMR Primary Compound shall no longer be deemed to be an HMR Compound for purposes of this Agreement.

        1.18 "HMR DATA" means all Information arising out of all pre-clinical and clinical Research and Development conducted by or on behalf of HMR or disclosed to HMR by its licensors and other collaborators and not subject to a restrictive confidentiality arrangement, necessary or useful to obtain Regulatory Approvals for marketing of Products in the countries in the Territory.

        1.19 "HMR KNOW-HOW" means Information which (i) HMR discloses, or is required to disclose, to Amylin under this Agreement and (ii) is within the Control of HMR. Notwithstanding anything herein to the contrary, HMR Know-how shall exclude any HMR Patent.

        1.20 "HMR OPTION" shall have the meaning set forth in Section 4.1.

        1.21 "HMR OPTION EXERCISE DATE" means the effective date of HMR's exercise of the HMR Option as set forth in Section 4.1.2.

        1.22 "HMR PATENT" means a Patent which covers the discovery, evaluation, manufacture, use or importation, offer for sale and/or sale of any HMR Compound in the Field or Product, which Patent is owned or Controlled by HMR, including HMR's interest in any Joint Patents, including those as of the date hereof identified on Exhibit A hereof. HMR shall promptly notify Amylin, and such Exhibit shall be modified from time to time, to reflect any changes to HMR Patents. Patents relating to HMR Compounds for use in the Field or Products which issue during the term of this Agreement in any country in the Territory shall automatically be deemed as of the date of such issuance to be included in the definition of HMR Patents.

                                       3.

        1.23 "HMR PRIMARY COMPOUND" means any of HMR's compounds numbered *******************************************************************************,
and prodrugs of any of the foregoing.

        1.24 "HMR REPLACEMENT COMPOUND" shall have the meaning set forth in
Section 3.6.2(a).

        1.25 "HMR SERIES" means all compounds included in HMR's Series of Phenolic Anti-Oxidant MDL Compounds, and any compound hereafter added to such series by HMR. The initial HMR Series are set forth in Exhibit B, as the same may be modified from time to time. HMR agrees to promptly inform Amylin in writing as any such compounds are hereafter added to the HMR Series.

        1.26 "INFORMATION" means techniques and data relating to the HMR Series, including inventions, practices, methods, assays, knowledge, know-how, skill, experience, marketing, pricing, distribution, cost, sales and manufacturing information and test data including pharmacological, pharmacokinetic, toxicological and clinical data, analytical and quality control data, stability and integrity data, formulation data, quality control data, and safety and efficacy data.

        1.27 "JOINT PATENT" shall have the meaning set forth in Section 7.3.1.

        1.28 "LOSSES" shall have the meaning set forth in Section 11.1.1.

        1.29 "MAJOR MARKET COUNTRY" means each of France, Germany, Great Britain, Italy, Spain, Canada, Japan and the United States.

        1.30 "NET SALES" means the amount invoiced for sales of Products to a Third Party in the Territory, less the following reasonable and customary deductions to the extent applicable to such invoiced amounts: (i) discounts, including cash discounts, rebates and retroactive price reductions or allowances actually allowed or granted from the billed amount; (ii) credits or allowances actually granted upon claims, rejections or returns of such sales of Products, including recalls; (iii) taxes, duties or other governmental charges (but excluding what is commonly known as income taxes) levied on or measured by the billing amount when included in billing, as adjusted for rebates and refunds; and (iv) provisions for uncollectible accounts determined in accordance with such Party's normal accounting procedures.

        1.31 "PATENTS" means (i) valid and enforceable United States patents, including reexaminations, reissues, extensions, term restorations and foreign counterparts thereof, including supplementary protection certificates and other administrative protections, and (ii) pending applications for United States patents, including continuation applications, continuation-in-part applications, divisional applications and foreign counterparts thereof.

----------
* CONFIDENTIAL TREATMENT REQUESTED

                                       4.

        1.32 "PATENT EXPENSES" means the fees and expenses of outside counsel and payments to Third Parties incurred in connection with the preparation, filing, prosecution and maintenance of Amylin Patents, Joint Patents and HMR Patents after ******************, including the costs of patent interference and opposition proceedings.

        1.33 "PHASE II CLINICAL TRIALS" has the meaning set forth in 21 CFRss.312.21(b).

        1.34 "PHASE III CLINICAL TRIALS" has the meaning set forth in 21 CFRss.312.21(c).

        1.35 "PIVOTAL PHASE II CLINICAL TRIALs" means those Phase II Clinical Trials sufficient for Amylin to design and initiate Phase III Clinical Trials.

        1.36 "PRODUCT" shall mean any bulk drug product or finished pharmaceutical composition containing an HMR Compound as a pharmaceutically active ingredient (either alone or in combination with one or more other pharmaceutically active ingredients).

        1.37 "REGULATORY APPROVAL" means any approval (including pricing and reimbursement approvals), product and/or establishment license, registration or authorization of any federal, state or local regulatory agency, department, bureau or other governmental entity necessary for the manufacture, use, storage, import, export, transport or sale of a Product.

        1.38 "REGULATORY FILINGS" shall have the meaning set forth in Section 3.7.2.

        1.39 "RESEARCH" shall mean the scientific, technical and clinical activities undertaken to evaluate an HMR Compound for Development, including pharmacology, pharmacokinetics, toxicology, formulation, process development, manufacture of HMR Compounds (including manufacture of bulk drug substance and fill/finish) for clinical trials, and clinical pharmacology.

        1.40 "RESEARCH AND DEVELOPMENT EXPENSES" shall mean Patent Expenses, costs and expenses incurred in obtaining Regulatory Approval for HMR Compounds and the expenses incurred by a Party or for its account which are generally consistent with a Research and Development Plan, which expenses are specifically attributable to the research and development of the HMR Compounds for use in the Field.

        1.41 "RESEARCH AND DEVELOPMENT PLANS" shall mean the Research and Development Plans referred to in Section 3.3.

        1.42 "SAFETY" means adverse experiences which are significant, serious or life threatening, having a toxicological effect on one or more body tissues.

        1.43 "TERMINATED COMPOUND" shall have the meaning set forth in Section 3.6.2(a).

----------
* CONFIDENTIAL TREATMENT REQUESTED

                                       5.

        1.44 "TERRITORY" means initially the world, subject to the termination of Amylin's rights with respect to certain countries within the Territory pursuant to the terms hereof, whereupon, "Territory" shall mean the remaining countries of the world.

        1.45 "THIRD PARTY" means any entity other than Amylin or HMR or their respective Affiliates.

        1.46 "TOLERABILITY" means adverse drug experiences which are unpleasant to such an extent that they can affect, in the Parties' mutual judgment (which judgment shall be based on information available at that time and on the Parties' mutual experience), market potential or market penetration but which do not necessarily require discontinuation of drug therapy.

        1.47 "WRITTEN DISCLOSURE" shall have the meaning set forth in Section
9.2.


                                   ARTICLE II
                                 LICENSE GRANTS

        2.1 PATENT LICENSE TO AMYLIN TO CONDUCT RESEARCH AND DEVELOPMENT. Upon the terms and subject to the conditions of this Agreement, HMR grants to Amylin an exclusive (except as to HMR and its Affiliates) paid-up license under the HMR Patents in the Territory to conduct Research and Development with respect to the HMR Compounds for use in the Field.

        2.2 PATENT LICENSE TO AMYLIN FOR COMMERCIALIZATION. Upon the terms and subject to the conditions of this Agreement, including, without limitation, the royalty payment obligations herein, HMR grants to Amylin an exclusive (even as to HMR and its Affiliates) license under the HMR Patents in the Territory to make, have made, use, import, sell, offer for sale and have sold Products in the Field.

        2.3 NONEXCLUSIVE HMR KNOW-HOW LICENSE TO AMYLIN. Upon the terms and subject to the conditions of this Agreement including, without limitation,
Article VI, HMR grants to Amylin a paid-up, non-exclusive, royalty-free, worldwide license to use HMR Know-how for purposes consistent with and in furtherance of the terms of this Agreement.

        2.4 NONEXCLUSIVE AMYLIN KNOW-HOW LICENSE TO HMR. Upon the terms and subject to the conditions of this Agreement including, without limitation,
Article VI, Amylin grants to HMR a paid-up, non-exclusive, royalty-free, worldwide license to use Amylin Know-how for purposes consistent with and in furtherance of the terms of this Agreement.


                                       6.

        2.5    SUBLICENSES.

               2.5.1 APPROVAL REQUIRED. Neither Party may grant sublicenses under Sections 2.1, 2.2, 2.3 or 2.4 except with the express prior written approval of the Party that owns or Controls the subject Patents and Know-how; provided, however, if HMR does not exercise the HMR Option (as defined in Section 4.1), Amylin shall have the exclusive right to grant sublicenses pursuant to Sections 2.1 and 2.2, and Amylin may grant sublicenses with respect to the licenses granted to Amylin pursuant to Sections 2.1, 2.2 and 2.3, without HMR's consent.

               2.5.2 SUBLICENSE FEES AND PAYMENTS. Any time that Amylin grants any such sublicenses (i) prior to the delivery of the HMR Option Reply (as defined in Section 4.1.2) and (ii) after the time specified for delivery of the HMR Option Reply if HMR does not exercise the HMR Option, Amylin shall pay to HMR ******************* of any up-front sublicense fees or milestone payments received by Amylin from any such sublicensees, until such time as HMR has received an aggregate of ************ (such amount representing a portion of the ************ expended by HMR with respect to the HMR Compounds prior to the Effective Date and the cost of bulk drug supply and cardiotoxicity studies to be supplied by HMR to Amylin under Section 3.5.2(c) herein) pursuant to this
Section 2.5.2. Such payments shall be made by Amylin within thirty (30) days of Amylin's receipt of the corresponding payment from the applicable sublicensee. For purposes of the foregoing, "up-front license fees or milestone payments" shall exclude amounts attributable to ******************* ******************************************* and shall be net of amounts attributable to license fees and milestone payments payable by Amylin to such Third Parties in connection with Research, Development or commercialization of HMR Compounds or Products. The division of any amounts received pursuant to the grant of any sublicenses granted after HMR exercises the HMR Option shall be subject to the Collaboration Agreement. In the event that the total aggregate amount of ************ has not been repaid to HMR by Amylin pursuant to this
Section 2.5.2 on or prior to the date that is three (3) years after the first commercial launch of a Product by Amylin in a Major Market Country, then Amylin shall pay to HMR on such date an amount equal to ************ minus the total aggregate amount of all fees and payments made to HMR by Amylin pursuant to this
Section 2.5.2 prior to such date.

        2.6 THIRD PARTY TECHNOLOGY. The licenses granted under Sections 2.1 through 2.4, to the extent they include sublicenses of Third Party technology, shall be subject to the terms and conditions of the license agreement pursuant to which the sublicense is granted.


                                   ARTICLE III

                            RESEARCH AND DEVELOPMENT

        3.1 SCOPE. Amylin shall conduct a research and development program with respect to ************************ and/or, in its sole discretion, one or more additional HMR Compounds, with the objective of obtaining Regulatory Approval and commercializing one or

----------
* CONFIDENTIAL TREATMENT REQUESTED

                                       7.

more HMR Compounds in at least the Major Market Countries (with the exception of Japan) in a timely manner, as set forth in this Agreement. Not later than one year prior to the anticipated first launch of a Product in a Major Market Country, Amylin will formulate and commence implementation of a plan for the development and commercialization of such Product in Japan.

        3.2 CONDUCT OF RESEARCH AND DEVELOPMENT. Amylin will be solely responsible for carrying out Research and Development of ************************ and other HMR Compounds. Throughout the term hereof, Amylin shall have the right to engage Third Parties to perform its Research, Development and commercialization activities pursuant to this Agreement, provided such Third Party agrees to be bound by Section VI hereof. Notwithstanding any other provision hereof, prior to the delivery of the HMR Option Reply, and thereafter if HMR does not exercise the HMR Option or the HMR Option expires unexercised, Amylin shall have sole control and authority over all aspects of Research, Development and commercialization of the HMR Compounds, and HMR shall not have any liability with respect thereto.

        3.3 RESEARCH AND DEVELOPMENT PLANS. Research and Development of ************************* and each other HMR Compound pursuant to this Article III shall be governed by a separate written plan, an initial outline of which is attached as Exhibit C hereto ("Research and Development Plan"), updates of which shall be prepared by Amylin and submitted to HMR for its information. Each Research and Development Plan will describe the proposed overall program of Research and Development for the HMR Compound, including preclinical studies, toxicology, formulation, process development, clinical studies and regulatory plans and other elements of obtaining Regulatory Approval. Each Research and Development Plan will set forth key objectives. Each Research and Development Plan will be updated annually by Amylin and, together with any additional updates thereto, be provided to HMR for its information.

        3.4 STATUS MEETINGS. Representatives from HMR and Amylin will meet at least two (2) times annually to discuss research, development and commercialization of HMR Compounds for purposes of HMR's information and to monitor Amylin's compliance with the provisions of this Agreement. The location of such meetings will alternate between Amylin's facilities and HMR's facilities. Each Party will bear its own travel and related costs. Amylin shall provide HMR Information reasonably requested by HMR during the term hereof relating to the Research, Development and commercialization of the HMR Compounds for use in the Field and Products. HMR will promptly advise Amylin in writing of any concerns and/or issues it has regarding Amylin's Research, Development and commercialization of the HMR Compounds and the Products.

----------
* CONFIDENTIAL TREATMENT REQUESTED


                                       8.

        3.5    OBLIGATIONS OF THE PARTIES.

               3.5.1  AMYLIN'S OBLIGATIONS.

               (a) Amylin shall use reasonable commercial diligence, consistent with accepted business practices and legal requirements relating to pharmaceutical drug development, to continue the Research and Development of ************ or other HMR Compounds selected by Amylin pursuant to Section 3.6 herein, devoting the same degree of attention and diligence to such Research and Development efforts as similar biotechnology companies devote to Research and Development activities for potential drug products of comparable market potential.

               (b) To meet the commercial diligence obligations of Section 3.5.1(a), Amylin must meet the following milestones: (i) conducting studies on at least one HMR Compound sufficient to permit application for an Investigational New Drug ("IND") with the FDA (or equivalent application with a regulatory authority in a Major Market Country other than the United States) on at least one HMR Compound, and filing such an application for an IND (or equivalent), within *************** after the Effective Date; and (ii) completing Pivotal Phase II Clinical Trials on at least one HMR Compound within ************* after the Effective Date. In the event of material changes in regulatory requirements, or other unforeseen circumstances beyond the reasonable control of Amylin, which HMR reasonably determines prevents Amylin from meeting the obligations set forth above, the Parties agree to discuss such changed circumstances and determine appropriate mechanisms to address them.

               (c) In addition to the requirements of Section 3.5.1(b), Amylin will be deemed not to have met the commercial diligence milestones if there is a discontinuance of work on all of the HMR Compounds for a continuous ************** period prior to the completion of Pivotal Phase II Clinical Trials.

               (d) In the event Amylin fails to meet the commercial diligence requirements of Section 3.5.1(b) or Section 3.5.1(c), HMR may in its discretion terminate this Agreement as provided in Section 10.2 herein.

               (e) Amylin shall submit semi-annual written summary reports which describe the progress of Research and Development efforts undertaken by it, if any, under this Agreement. Summary reports shall include, without limitation, a description and statement of purpose of each study in progress, with respect to clinical trials, the number of patients which enrolled in, dropped from, or completed the study, as well as any side effect or unexpected data, and the progress towards the diligence obligations set forth in Section 3.5.1(b) and
(c).

----------
* CONFIDENTIAL TREATMENT REQUESTED


                                       9.

               (f) In carrying out commercialization of HMR Compounds, Amylin will use reasonable commercial efforts to promote the sale, marketing and distribution of HMR Compounds or the Products that have received the Regulatory Approval in each country in the Territory.

               3.5.2  HMR'S OBLIGATIONS

               (a) Promptly upon execution of this Agreement, HMR shall deliver to Amylin all applicable HMR Data with respect to HMR Compounds, in order to facilitate commencement of Research and Development hereunder, and periodically thereafter shall provide such additional HMR Data reasonably requested by Amylin.

               (b) Within a reasonable time after execution of this Agreement, HMR shall deliver to Amylin (i) existing and available information and data in HMR's Control pertaining to marketing of ******** and HMR Compounds, and (ii) existing and available information and data in HMR's Control reasonably requested by Amylin pertaining to clinical trials of ********.

               (c) HMR shall deliver to Amylin twelve (12) kilograms of *********** and twelve (12) kilograms of *********** by May 31, 1997. HMR shall deliver to Amylin an additional eight (8) kilograms of either *********** or ***********, at Amylin's option. HMR shall use its best efforts to deliver such eight (8) kilograms within four (4) months after receipt of Amylin's written notice specifying whether it wishes to receive eight (8) kilograms of *********** or eight (8) kilograms of ***********. HMR shall perform initial cardiotoxicity studies in dogs and monkeys on the HMR Primary Compounds. The costs of this thirty-two (32) kilograms of material and the initial cardiotoxicity studies are included in the ************ amount referenced in
Section 2.5.2.

               (d) Upon agreement of the Parties, HMR will provide or arrange for the additional bulk drug supply of *********** or *********** (at Amylin's sole discretion), in sufficient quantities for completion of preclinical and toxicology studies and initial Phase I and Phase II Clinical Trials. Amylin will reimburse HMR for the cost of such bulk drug supply (at HMR's direct cost for such bulk drugs) within thirty (30) days after receipt of an invoice for such bulk drugs from HMR. If and only if HMR exercises the HMR Option, HMR's direct cost of providing additional quantities of bulk drug supply after the effective date of the Collaboration Agreement shall be treated as an HMR "Allowable Expense" (as defined in the Collaboration Agreement) under the Collaboration Agreement. If HMR does not exercise the HMR Option or the HMR Option expires unexercised, HMR's direct costs for providing such additional quantities of bulk drugs shall be reimbursed by Amylin to HMR pursuant to Section 3.5.3(b)(iii). Throughout the term hereof, HMR shall have the right to engage Third Parties to provide bulk materials pursuant to this Agreement , provided such Third Party agrees to be bound by Section VI hereof.

----------
* CONFIDENTIAL TREATMENT REQUESTED

                                      10.

               (e) From the Effective Date hereof until the time specified for the delivery by HMR of the HMR Option Reply, HMR agrees to provide as an independent third party such Research and Development services as are reasonably requested by Amylin and accepted by HMR, pursuant to the criteria, procedures and specifications requested by Amylin. The costs for such Research and Development services performed by HMR shall be reimbursed by Amylin to HMR within thirty (30) days after receipt of an invoice from HMR for such costs as set forth in Section 3.5.3 herein. If the HMR Option is exercised, then the parties shall be bound by the Collaboration Agreement with respect to their respective roles in connection with Research, Development and commercialization activities thereafter.

               (f) HMR shall use reasonable commercial diligence, consistent with accepted business practices and legal requirements relating to pharmaceutical drug development, to perform any and all research and development services pursuant to the foregoing, devoting the same degree of attention and diligence to such research and development efforts as similar pharmaceutical companies devote to research and development activities for potential drug products of comparable market potential.

               3.5.3  RESEARCH, DEVELOPMENT AND COMMERCIALIZATION EXPENSES.

               (a) In the event the HMR Option is exercised, the Research and Development Expenses incurred by each Party in connection with the HMR Compounds shall be allocated as provided in the Collaboration Agreement.

               (b) In the event the HMR Option expires unexercised, (i) Amylin shall bear its own costs and expenses incurred in connection with any Research, Development and commercialization conducted by it pursuant to this Agreement
(ii) HMR shall bear its own costs and expenses incurred in connection with Research and Development of the HMR Compounds prior to the Effective Date and the costs of any HMR Compound delivered to Amylin and the costs of the initial cardiotoxicity studies performed pursuant to Section 3.5.2(c) hereof (such costs being included in the agreed upon ************ referred to in Section 2.5.2) and
(iii) Amylin will reimburse HMR for Research and Development services and commercialization assistance which HMR performs pursuant to Section 3.5.2(e) and the costs of any bulk drug supplies delivered to Amylin pursuant to Section 3.5.2(d) and, in such event, within twenty (20) days of the end of each calendar quarter and within thirty (30) days of the end of each calendar year, HMR shall submit a written statement to Amylin setting forth such expenses incurred by HMR for such quarter, and Amylin shall reimburse HMR for such services and drug supplies within thirty (30) days after receipt of an invoice from HMR.

----------
* CONFIDENTIAL TREATMENT REQUESTED


                                      11.

        3.6    SELECTION OF HMR COMPOUNDS; HMR REPLACEMENT COMPOUNDS.

               3.6.1 SELECTION OF HMR PRIMARY COMPOUNDS FOR RESEARCH AND DEVELOPMENT. Promptly after the Effective Date, Amylin will commence Research and Development on *********** and ***********. Thereafter, from time to time in Amylin's sole discretion, Amylin shall be entitled to initiate Research and Development with respect to one or more additional HMR Compounds pursuant to this Agreement and/or to discontinue Research or Development with respect to one or more HMR Compounds, including but not limited to *********** and ***********.

               3.6.2  HMR REPLACEMENT COMPOUNDS.

                      (a) If Amylin determines at any time or from time to time, whether prior to or subsequent to the HMR Option Exercise Date, in its sole discretion, that ************************ or any other HMR Primary Compound is not suitable for Research, Development and/or commercialization pursuant to this Agreement, upon written notification of the same to HMR, Amylin shall thereupon be entitled to select an additional compound ("HMR Replacement Compound") from the HMR Series for Research, Development and/or commercialization pursuant to this Agreement to replace such HMR Primary Compound; provided, however, that
        (i) Amylin shall not be entitled to select more than ********* such HMR Replacement Compounds during the term of this Agreement and (ii) Amylin shall not be entitled to select any compound from the HMR Series with respect to which HMR or any of its licensees has initiated human clinical trials or is in active research as a clinical candidate prior to such notification by Amylin. HMR agrees to provide all information reasonably requested by Amylin from time to time with regard to compounds included in the HMR Series in order to allow Amylin to reasonably evaluate its rights under this Section 3.6.2 and the desirability of selecting an HMR Replacement Compound pursuant to this
        Section 3.6.2, including without limitation, all applicable HMR Data. At any time an HMR Replacement Compound is so selected by Amylin as a replacement for an HMR Primary Compound, the HMR Primary Compound so replaced (such compound hereinafter referred to as a "Terminated Compound") shall thereafter be excluded from the meaning of "HMR Compound" for all purposes of this Agreement.

                      (b) In the event Amylin begins and then discontinues Research and Development with respect to one or more HMR Compounds and does not select an HMR Replacement Compound pursuant to this Section 3.6.2, then Amylin shall notify HMR in writing, and thereafter such HMR Compound shall be deemed a "Terminated Compound" and be excluded from the meaning of "HMR Compound" for all purposes of this Agreement.

               3.6.3 OTHER COMPOUNDS IN THE HMR SERIES. HMR shall be free to develop or commercialize, or to license Third Parties to develop or commercialize, the compounds in the HMR Series other than HMR Compounds; provided, however, that HMR or its licensee(s) shall

----------
* CONFIDENTIAL TREATMENT REQUESTED

                                      12.

not be entitled to develop or commercialize such other compounds in the HMR Series for the prevention, treatment and/or diagnosis of cardiovascular or metabolic diseases or disorders.

        3.7    REGULATORY MATTERS.

               3.7.1 COMPLIANCE WITH REGULATIONS. Amylin, and HMR to the extent it is providing services pursuant to Sections 3.5.2(c), (d) and (e), will conduct their efforts hereunder in compliance with all applicable regulatory requirements, including without limitation, the FDA's Good Clinical Practice, Good Laboratory Practice and Good Manufacturing Practice regulations and the guidelines of the International Conference on Harmonization of Technical Requirements for Registration of Pharmaceuticals for Human Use.

               3.7.2 REGULATORY FILINGS. Unless and until the HMR Option is exercised, Amylin shall, at its own expense, prepare and submit all filings with the regulatory authorities with respect to HMR Compounds in each country in the Territory (the "Regulatory Filings"), and Amylin shall be responsible for causing such applications to progress through the approval process on a timely basis. In the event that the HMR Option is exercised, Regulatory Filings shall be prepared and submitted in accordance with the provisions of the Collaboration Agreement. HMR will provide the Drug Master File or appropriate reference to the Drug Master File directly to the regulatory authorities in the countries in the Territory, if applicable, and as may be required by law or regulation in such country in the Territory. HMR shall reasonably cooperate with Amylin in such manner as Amylin may reasonably request to assist in obtaining Regulatory Approval for Products. The Research and Development Expenses incurred in obtaining Regulatory Approval for HMR Compounds shall be allocated between the Parties pursuant to the provisions of Section 3.5.3. Amylin shall, promptly after filing, deliver to HMR copies of all Regulatory Filings and correspondence, which shall be held by HMR subject to the provisions of Article VI.

               3.7.3 MAINTENANCE OF RECORDS. Each Party shall maintain records with respect to activities conducted in connection with Research and Development of HMR Compounds in sufficient detail and in the manner appropriate for Regulatory Approval purposes and in a manner which will reflect all studies conducted, results achieved and data obtained by such Party in the course of such Research and Development.

               3.7.4 SAFETY REPORTING. During the term of this Agreement (regardless of whether the HMR Option has been exercised or expires unexercised), the Parties shall, on a quarterly basis, exchange toxicological and other similar reports relevant to the use, indications, Tolerability or Safety of HMR Compounds.




                                      13.

                                   ARTICLE IV

            HMR'S OPTION TO PARTICIPATE IN RESEARCH, DEVELOPMENT AND
                                COMMERCIALIZATION

        4.1 HMR OPTION. HMR shall have a one-time right to elect to form a joint venture with Amylin (in such legal form as the Parties may mutually agree) to jointly research, develop and commercialize, and share profits and losses associated with, the HMR Compounds (the "HMR Option") as follows:

               4.1.1 HMR OPTION NOTICE. Within thirty (30) days after the date that the first HMR Compound has completed Pivotal Phase II Clinical Trials, Amylin shall provide a written notice to HMR (the "Option Notice") which sets forth in reasonable detail (i) the results of such Pivotal Phase II Clinical Trials and (ii) all Research and Development Expenses incurred by Amylin with respect to all HMR Compounds through the date of such notice and estimated for the immediately subsequent thirty (30) day period (such Research and Development Expenses being subject to verification by HMR and being referred to herein as the "Amylin Research and Development Expenses").

               4.1.2 HMR OPTION REPLY. HMR shall exercise, or indicate its decision not to exercise, the HMR Option by providing written notice of its decision to Amylin within sixty (60) days following receipt by HMR of the Option Notice (the "HMR Option Reply"). If no HMR Option Reply is received by Amylin within sixty (60) days following receipt by HMR of the Option Notice, the HMR Option will be deemed to have expired unexercised. If HMR determines to exercise the HMR Option, then the date on which HMR delivers the HMR Option Reply is referred to as the "HMR Option Exercise Date". If HMR exercises the HMR Option, HMR shall set forth in reasonable detail in the HMR Option Reply all Research and Development Expenses previously agreed to by the Parties and incurred by HMR pursuant to this Agreement subsequent to the Effective Date and through the HMR Option Exercise Date with respect to all HMR Compounds which have not been reimbursed by Amylin or its Affiliates as provided in Section 3.5.3(b)(iii) (the "HMR Additional Research and Development Expenses").

               4.1.3 In the event the HMR Option is exercised, HMR will pay to Amylin, or Amylin will pay to HMR, as the case may be, the "Pre-Collaboration Allocation Payment" (as defined in Section 2.2 of the Collaboration Agreement).

        4.2 LIMITATIONS OF FURTHER RIGHTS. HMR shall be entitled to only one HMR Option. In the event HMR exercises the HMR Option, then on the HMR Option Exercise Date, the Collaboration Agreement will become effective and the provisions of such Collaboration Agreement will supersede, to the extent applicable, the provisions of Sections 2.2-2.4, 3.1-3.5, 3.7.2, 4.1, 7.3.3, 7.5,
7.6 and 10.2-10.5 and Article V of this Agreement.




                                      14.

                                    ARTICLE V

                                    ROYALTIES

        5.1 ROYALTIES AND ROYALTY PAYMENTS. Subject to Section 5.2, Amylin shall pay HMR a royalty equal to ****************** of Net Sales of Products with respect to Net Sales up to U.S. ************ in any calendar year, and ******************** of Net Sales of Products with respect to Net Sales in excess of U.S. ************ in any calendar year, sold by Amylin, its Affiliates or permitted sublicensees pursuant to Section 5.4.

        5.2 DURATION OF ROYALTY OBLIGATIONS. Amylin's royalty obligation as to each Product shall commence as of the date hereof and shall expire on a country-by-country basis concurrently with the later to occur of (i) the expiration of the last to expire of any issued patents within the HMR Patents or Joint Patents in the country, or (ii) if no such Patent should issue in a country, the tenth anniversary of the first commercial sale of the relevant Product in such country.

        5.3 ROYALTY RATE IF GENERICS INTRODUCED. In the event that a generic version of a Product is marketed in any country where no Patents within the HMR Patents or Joint Patents have issued which would prevent the sale of such generic version and the sales of such generic version of a Product in such country is equal to at least ********************* of unit sales of the Product being marketed by Amylin in such country, the royalty rate in that country will be reduced to ******************* of the applicable royalty rate provided in
Section 5.1 until such time, and from time to time, that a Patent within the HMR Patents or Joint Patents has issued which would prevent the sale of such generic version or sales of the generic version of the Product in any calendar quarter are reduced to less than ********************* of the unit sales of the Product in such calendar quarter.

        5.4 SALES BY SUBLICENSEES. In the event Amylin grants licenses or sublicenses to others to make or sell Products, such licenses or sublicenses shall include an obligation for the licensee or sublicensee to account for and report its Net Sales of such Products on the same basis as if such Net Sales were sales by Amylin, and Amylin shall pay royalties to HMR as if the Net Sales of the sublicensee were sales of Amylin. Amounts payable by the sublicensee to Amylin on account of the sublicense shall not be included in amounts deducted from gross sales in arriving at Net Sales.

        5.5 ROYALTY PAYMENTS AND REPORTS. A report summarizing the sales of any Products during the relevant quarter shall be delivered to HMR within thirty
(30) days following the end of each calendar quarter and sixty (60) days following the end of each calendar year for which royalties are due from Amylin. Royalty payments under this Agreement shall be made to HMR or its designee quarterly within thirty (30) days following the due date for the report in the first sentence of this Section 5.5.

----------
* CONFIDENTIAL TREATMENT REQUESTED

                                      15.

        5.6 TAXES. HMR shall pay any and all taxes levied on account of royalties it receives under this Agreement. If laws or regulations require that taxes be withheld, then Amylin will (i) deduct those taxes from the remittance royalty, (ii) timely pay the taxes to the proper taxing authority and (iii) send proof of payment to HMR within thirty (30) days following such payment.

        5.7 BLOCKED CURRENCY. In each country where the local currency is blocked or cannot be removed from such country, at the election of HMR, royalties shall accrue in that country or shall be paid to HMR in the country in local currency by deposit in a local bank designated in writing by HMR.

        5.8 PAYMENTS TO OR REPORTS BY AFFILIATES. Any payment required under any provision of this Agreement to be made to either Party or any report required to be made by either Party shall be made to or by an Affiliate of that Party if designated by that Party as the appropriate recipient or reporting entity.

        5.9 NO OVERLAPPING ROYALTIES. Notwithstanding any other provisions of this Agreement, in no event shall any royalty provided for under any section of this Agreement be paid with respect to any sale of a Product to the extent a royalty has been paid pursuant to any other section of this Agreement with respect to such sale.


                                   ARTICLE VI

                                 CONFIDENTIALITY

        6.1 CONFIDENTIALITY; EXCEPTIONS. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing or permitted by
Section 6.3. herein, the Parties agree that, the receiving Party shall keep confidential and shall not publish or otherwise disclose or use for any purpose other than as provided for in this Agreement any Information related to the HMR Compounds or the Products and other information and materials furnished to it by the other Party pursuant to this Agreement or any Information related to the HMR Compounds or the Products developed during the term of this Agreement hereunder, or any provisions of this Agreement that are the subject of an effective order of the Securities and Exchange Commission granting confidential treatment pursuant to the Securities Exchange Act of 1934, as amended (collectively, "Confidential Information"), except to the extent that it can be established by the receiving Party that such Confidential Information:

               (1) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the other Party;



                                      16.

               (2) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

               (3) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;

               (4) was disclosed to the receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the disclosing Party not to disclose such information to others; or

               (5) was independently developed by the receiving Party without breach of the provisions of this Agreement (and can be verified by the disclosing Party as such).

        6.2 RECEIPT OF THIRD PARTY INFORMATION. Neither Party shall knowingly receive documents containing Information related to the use of the HMR Compounds in the Field under an obligation of confidentiality to Third Parties which requires the Party receiving such documents to withhold access to the other Party, without such Party's written consent.

        6.3 AUTHORIZED DISCLOSURE. Each Party may disclose Confidential Information hereunder to the extent such disclosure is reasonably necessary in
(i) filing or prosecuting patent applications, (ii) prosecuting or defending litigation, (iii) complying with applicable laws or regulations or (iv) conducting preclinical or clinical trials, provided that if a Party is required by law or regulation to make any such disclosure of the other Party's Confidential Information it will, except where impracticable for necessary disclosures (e.g., in the event of medical emergency), give reasonable advance notice to the other Party of such disclosure requirement and, except to the extent inappropriate in the case of patent applications, will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed. In addition, and with prior notice to the other Party of each Third Party with whom a confidential disclosure agreement is being entered into, each Party shall be entitled to disclose, under a binder of confidentiality containing provisions as protective as those of this Article VI, Confidential Information to any Third Party for the purpose of carrying out the purposes of this Agreement. Nothing in this Article VI shall restrict any Party from using for any purpose consistent with the terms of this Agreement any Information developed by it during the term of this Agreement. When a Party makes a disclosure of the other Party's Confidential Information to any of its employees, the Party making such disclosure shall ensure that such employees are bound by written confidentiality agreements having substantially the same terms as this Article VI.

        6.4 SURVIVAL. This Article VI (other than Section 6.2) shall survive the termination or expiration of this Agreement for a period of the greater of (i) seven (7) years and (ii) until the termination of the Collaboration Agreement.


                                      17.

        6.5 TERMINATION OF PRIOR AGREEMENT. This Agreement supersedes the Confidentiality Agreement between Amylin and HMR dated April 5, 1996. All Information exchanged between the Parties under that Agreement shall be deemed Confidential Information and shall be subject to the terms of this Article VI, and shall be included within the definitions of Amylin Know-how and HMR Know-how.

        6.6 SCIENTIFIC PUBLICATIONS AND PRESENTATIONS. Unless or until the HMR Option expires unexercised, each Party agrees that it shall not publish or present Information or Confidential Information without the opportunity for prior review by the other Party. Except as required by law, each Party shall provide to the other the opportunity to review and approve any proposed scientific publications and scientific presentations (including information to be presented orally) which relate to the HMR Compounds or otherwise constitutes Confidential Information as early as reasonably practical, but at least three
(3) weeks prior to their intended submission for publication (one (1) week for abstracts) except, where applicable, with the written consent of an appropriate employee of the other Party. Such submitting Party agrees, upon written request from the other Party, not to submit such proposed publication for publication or to make such presentation unless or until the other Party consents.


                                   ARTICLE VII

              OWNERSHIP OF INTELLECTUAL PROPERTY AND PATENT RIGHTS

        7.1 OWNERSHIP. Each Party shall solely own, and it alone shall have the right to apply for Patents within and outside of the United States for any inventions made solely by that Party's personnel or consultants in the course of performing work under this Agreement. Inventions made jointly by personnel or consultants of Amylin and HMR shall be owned jointly by Amylin and HMR. The law of joint ownership of inventions of the United States shall apply to any joint ownership of patents outside the United States claiming joint inventions of the Parties.

        7.2 DISCLOSURE OF PATENTABLE INVENTIONS. In addition to the disclosures required under Article IX, each Party shall provide to the other any invention disclosure submitted in the normal course of performing its obligations hereunder which discloses an invention related to the HMR Compounds in the Field or the Products. Such invention disclosures shall be provided to the other Party promptly after submission and in no event later than ten (10) days after the end of the calendar quarter in which the disclosure was submitted, provided, however, that no disclosure is required that would constitute publication prior to the time a patent issues.

        7.3    PATENT FILINGS.

               7.3.1 AMYLIN AND JOINT PATENTS. Amylin shall prepare, file, and prosecute Patents for (i) inventions relating to HMR Compounds that are made solely by Amylin personnel and consultants (all of which shall be issued in Amylin's name and shall be Amylin Patents), and

                                      18.

(ii) inventions relating to HMR Compounds that are made jointly by personnel and consultants of Amylin and HMR in the course of the performance of the Parties' obligations under this Agreement or the Collaboration Agreement (which shall be issued in HMR's and Amylin's joint name and shall be "Joint Patents"), and will use reasonable efforts to file initially all such applications in the United States. With respect to (i) Joint Patents only (prior to and after the delivery of the HMR Option Reply, regardless of whether HMR exercises the HMR Option) and
(ii) both Joint Patents and Amylin Patents (only if HMR exercises the HMR Option): (A) the determination of the countries outside of the United States in which to file such patent applications shall be made by mutual agreement of the Parties (if, however, there is a dispute as to where to file, the more comprehensive filing will be made); (B) Amylin shall keep HMR informed of the status of such Patents and shall seek the advice of HMR with respect to such Patent strategy and draft applications and shall give reasonable consideration to any suggestions or recommendation of HMR concerning the preparation, filing, prosecution and maintenance thereof; (C) the Parties shall cooperate in good faith in the prosecution of such Patents and shall share all material Information relating thereto promptly after receipt of such Information; and (D) if, during the term of this Agreement, Amylin intends to allow any Amylin Patents under which HMR has a right to a license under this Agreement, to lapse or become abandoned without having first filed a substitute, Amylin shall, whenever practicable, notify HMR of such intention at least sixty (60) days prior to the date upon which such Amylin Patent shall lapse or become abandoned, and HMR shall thereupon have the right, but not the obligation, to assume responsibility for the prosecution and maintenance thereof.

               7.3.2 HMR PATENTS. HMR shall file, prosecute and be entitled to be issued in its name Patents to cover inventions relating to HMR Compounds that are made solely by HMR personnel and consultants (all of which will be HMR Patents), and will use reasonable efforts to file initially all such applications in the United States. The determination of the countries outside of the U.S. in which to file shall be made by mutual agreement of the Parties. If, however, there is a dispute as to where to file, the more comprehensive filing shall be made. In the case where Amylin requests worldwide filing, HMR shall at least file in the following countries: United States, Canada, Japan and all European Patent Office countries. HMR shall keep Amylin informed of the status of each HMR Patent and shall seek the advice of Amylin with respect to HMR Patent strategy and draft applications and shall give reasonable consideration to any suggestions or recommendations of Amylin concerning the preparation, filing, prosecution and maintenance thereof. The Parties shall cooperate reasonably in the prosecution of all applications for HMR Patents and shall share all material Information relating thereto promptly after receipt of such Information. If, during the term of this Agreement, HMR intends to allow any HMR Patent under which Amylin has a license under this Agreement, to lapse or become abandoned without having first filed a substitute, HMR shall, whenever practicable, notify Amylin of such intention at least sixty (60) days prior to the date upon which such HMR Patent shall lapse or become abandoned, and Amylin shall thereupon have the right, but not the obligation, to assume responsibility for the prosecution and maintenance thereof.


                                      19.

               7.3.3 PATENT EXPENSES. Unless or until HMR exercises the HMR Option, Amylin shall bear all Patent Expenses for Amylin Patents and HMR shall bear all Patent Expenses for HMR Patents. The Parties shall share equally all Patent Expenses for Joint Patents. Upon exercise of the HMR Option, all Patent Expenses shall be handled as Collaboration Patent Expenses (as defined in the Collaboration Agreement) under the provisions of the Collaboration Agreement.

        7.4 THIRD PARTY PATENT RIGHTS. Neither Party makes any representation or warranty to the other with respect to the validity, enforceability, perfection or dominance of any Patent or other proprietary right or with respect to the absence of rights of Third Parties which may be infringed by the manufacture or sale of any Product, the use of any Patent, Know-how or any other activity contemplated by this Agreement. Each Party agrees to bring to the attention of the other Party any patent or patent application it discovers, or has discovered, and which relates to the subject matter of this Agreement.

        7.5    ENFORCEMENT RIGHTS.

               7.5.1  GENERAL.

                      (a) In the event a Third Party, through the actual or proposed manufacture, import, use, sale or offer for sale of a product competitive with a Product being developed or commercialized under this Agreement infringes or is reasonably likely to infringe ("Competitive Product Infringement") any Amylin Patent or Joint Patents, Amylin shall have the right to institute, prosecute and control any action or proceeding with respect to such infringement. HMR has the right to participate and be represented in such action by counsel of its own selection at its own expense. HMR agrees to be joined as a party plaintiff, if necessary in any such action, and to give Amylin reasonable assistance and any needed authority to control, file and to prosecute such action.

                      (b) In the event of the Competitive Product Infringement of any of the HMR Patents by a Third Party, HMR shall have the right to institute, prosecute and control any action or proceeding with respect to such infringement. Amylin shall have the right to participate and be represented in such action by counsel of its own selection at its own expense. Amylin agrees to be joined as a party plaintiff, if necessary in any such action, and to give HMR reasonable assistance and any needed authority to control, file and prosecute such action.

                      (c) If either Party learns or determines in good faith that there is or is a reasonable likelihood of Competitive Product Infringement of any Amylin Patents, HMR Patents, or Joint Patents by a Third Party, the Party first having knowledge shall promptly notify the other Party in writing thereof, which notice shall set forth the facts of such actual or potential infringement in reasonable detail. If Amylin or HMR, as the case may be, fails to institute and prosecute an action or proceeding to abate any actual


                                      20.

        infringement within a period of ninety (90) days after receiving written notice of actual infringement or otherwise having knowledge of the actual infringement, then the other Party shall have the right, but not the obligation, to bring and prosecute any action and the Party which failed to bring such action agrees to be joined as a party plaintiff in such action and to give the Party bringing such action reasonable assistance and all authority to control, file and prosecute the action as may be necessary; provided, however, that the Party which failed to bring the action shall have the right to participate and to be represented in any such action by counsel of its choice at its own expense.

                      (d) Each Party's costs of patent enforcement (including internal costs and expenses specifically attributable to said patent enforcement) and related recoveries with respect to actions brought under this Section 7.5.1 shall be the responsibility of such Party. Any amounts recovered in such action referred to in this Section 7.5.1 shall be apportioned between the Parties as follows: the Party bringing and controlling the action shall first recover from any such award an amount equal to the cost and expense incurred by such Party and the remainder shall be divided equally by the Parties.

                      (e) No settlement or consent judgment or other voluntary final disposition of suit under this Section 7.5.1 may be entered into without the joint consent of Amylin and HMR, which consents shall not be withheld unreasonably.

               7.5.2 SETTLEMENT OF THIRD PARTY CLAIMS FOR PRODUCTS; ROYALTY REDUCTION. If a Third Party asserts that a patent or other right owned by it is infringed by any Product and if following the conclusion of proceedings brought as a result of such alleged infringement, Amylin is required to pay the Third Party any payment of any kind for the right to sell a Product in a particular country, the royalty rate then payable to HMR attributable only to sales in such country shall be reduced ******* (but in no event shall the royalty rate payable to HMR be less than ******************. The royalty rate shall return to its previous level once Amylin has paid one-half of the payment due to the Third Party. In the event Amylin is required to pay to the Third Party a royalty due to an alleged infringement, then the royalty rate payable to HMR attributable only to sales in such country shall be reduced by ******** of the royalty rate payable to the Third Party (but no event shall the royalty rate payable to HMR be less than *****************). Such royalty rate shall return to its previous level once the royalty obligations to the Third Party have been satisfied. No settlement or consent judgment or other voluntary final disposition of a suit under this Section 7.5.2 may be entered into without the mutual consent of Amylin and HMR.

               7.5.3 PATENT PROSECUTION RIGHTS. Notwithstanding the provisions of Section 7.5.1, a Party shall not file or prosecute any action for infringement of a Patent for which the other Party has the primary responsibility if the other Party having primary responsibility is prosecuting at least one such action for infringement of such Patent, without the agreement of the other Party, which agreement shall not be unreasonably withheld.

----------
* CONFIDENTIAL TREATMENT REQUESTED

                                      21.

        7.6 ASSIGNMENT OF JOINT PATENTS. Neither Party may assign its rights under any Joint Patent except with the prior written consent of the other Party; provided, however, that either party may assign such rights without consent to an Affiliate or other permitted assignee under this Agreement in connection with a merger or similar reorganization or sale of all or substantially all of its assets, as provided in Section 13.1.2.


                                  ARTICLE VIII

                         REPRESENTATIONS AND WARRANTIES

               Each Party hereby represents and warrants to the other Party that this Agreement is a legal and valid obligation binding on such Party and enforceable in accordance with its terms, subject to laws regarding bankruptcy or insolvency generally. The execution, delivery and performance of the Agreement by such Party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a Party or by which it is bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it. Such Party represents and warrants that it has not, and covenants that during the term of the Agreement it will not, grant to any Third Party any rights which would conflict with the rights granted to the other Party hereunder.



                                          ARTICLE IX

                                    INFORMATION & REPORTS

        9.1 RECORDS OF REVENUES AND EXPENSES. Each Party will maintain complete and accurate accounts and records of revenues, costs, expenses and payments earned or made in connection with this Agreement and such records shall be available for examination at the other Party's expense during such Party's reasonable business hours for a period of five (5) years from creation of the individual records. In addition, not more often than once each year, the other Party may designate a firm of certified public accountant to verify the correctness of calculations and classifications of such revenues, costs, expenses or payments earned or made in connection with this Agreement. Any variances in revenues, costs, expenses or payments earned or made in connection with this Agreement discovered during such audit shall be paid within thirty
(30) days of the conclusion of the audit by the audited Party (subject to Article XII hereof). If the audit results in a variance of more than 5% in favor of the auditing Party, the reasonable audit expenses of the auditing Party shall be paid by the other Party. Any records or accounting information received from the other Party shall be included within the definition of Confidential Information for purposes of Article VI.


                                      22.

        9.2 PUBLICITY REVIEW. Subject to the provisions of this Section 9.2, no Party shall originate any news release or Form 8-K's filed pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, relating to this Agreement or the performance hereunder or the existence of an arrangement between the Parties (collectively, "Written Disclosure"), without the prior prompt review and written approval of the other Party, which approval shall not be unreasonably withheld. With regard to any proposed Written Disclosure by Amylin, HMR shall take into consideration that Amylin is a specialized publicly held company and as such will find it important to provide ongoing information about Products, this Agreement and the status of the Collaboration Agreement to investors or potential investors. The Parties agree that should either Party make an oral disclosure and the other Party has a concern or issue with respect to such oral disclosure, the Parties will promptly discuss such concerns and/or issues and reasonably attempt to agree on a modification to such oral disclosure that is mutually agreeable to the Parties. Notwithstanding the foregoing provisions of this Section 9.2, any Party may make any public Written Disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities based upon the written advice of counsel, provided that prior to making such Written Disclosure, the disclosing Party shall provide the other Party with an opportunity to promptly review the proposed Written Disclosure. To the extent that the reviewing Party reasonably requests that any information in the proposed Written Disclosure be deleted, the disclosing Party shall take reasonable action to avoid disclosure, where possible, including requesting confidential treatment of such information pursuant to Rule 406 of the Securities Act of 1933 or Rule 26b-2 of the Securities Exchange Act of 1934, as applicable (or any other applicable regulation relating to the confidential treatment of information).


                                    ARTICLE X

                              TERM AND TERMINATION

        10.1 TERM. This Agreement shall commence as of the Effective Date and, unless terminated as provided herein in its entirety or with respect to certain HMR Compounds or countries in the Territory as set forth herein, shall continue in effect (i) if HMR does not exercise the HMR Option or the HMR Option expires unexercised, until the date on which Amylin is no longer conducting Research and Development with respect to an HMR Compound or marketing or selling in any country an HMR Compound or a Product, or (ii) if HMR exercises the HMR Option, until the date on which the Collaboration Agreement is terminated or expires according to its terms.

        10.2 TERMINATION BY HMR FOR AMYLIN'S FAILURE TO MEET MILESTONES OR DISCONTINUING RESEARCH AND DEVELOPMENT.

               10.2.1 TERMINATION. HMR shall have the right to terminate this Agreement in its entirety if Amylin shall either (i) fail to meet the milestones set forth in Section 3.5.1(b) by the expiration of the time periods set forth therein or (ii) discontinue Research and/or Development

                                      23.

on all of the HMR Compounds as set forth in Section 3.5.1(c) prior to meeting such milestones. Termination of this Agreement pursuant to this Section 10.2.1 shall be made pursuant to a written notice delivered by HMR to Amylin within ninety (90) days after the expiration of the time period with respect to which such notice is being delivered. Upon receipt of such written notice from HMR, Amylin shall have a sixty (60) day period in which to cure the failure to meet the milestone for which such notice is delivered or to continue Research and/or Development of the HMR compounds, as the case may be. Termination pursuant to this Section 10.2.1 shall be effective as of the sixtieth (60th) day following delivery of the written notice to Amylin unless Amylin has cured such failure to meet milestones or continue Research and Development, as the case may be, on or prior to such 60th day (the "Termination Effective Date"). The termination rights set forth in this Section 10.2.1 shall constitute HMR's sole remedy with respect to Amylin's discontinuance of Research and/or Development on the HMR Compounds or failure to meet any required milestones within their applicable time periods.

               10.2.2 EFFECTS OF TERMINATION. If HMR terminates this Agreement pursuant to this Section 10.2, the Parties shall continue to perform their obligations under this Agreement pending the winding down of operations on the Termination Effective Date. Upon the Termination Effective Date:

                      (a) all licenses and rights of Amylin to HMR Patents and HMR Know-how hereunder shall terminate in their entirety with respect to the HMR Compound(s);

                      (b) HMR shall receive an exclusive (even as to Amylin but subject to Third Party rights in existence prior to such termination) worldwide right and license, with the right to grant sublicenses, to all Amylin Patents and Amylin Know-how and Amylin's rights in any Joint Patents to make, have made, import, use, sell, offer for sale and have sold Products subject to the applicable royalty obligations set forth in this Agreement, and shall have the right (but not the obligation) to enforce the Amylin Patents and Joint Patents (in the manner contemplated in this Agreement in the event that Amylin does not or will not so enforce the Amylin Patents or the Joint Patents);

                      (c) all Confidential Information supplied by HMR to Amylin shall be returned to HMR, except Amylin may retain one copy of such Confidential Information solely for legal archive purposes; and

                      (d) Amylin shall use its best efforts to cause transfer to HMR of all INDs, Drug Approval Applications and Regulatory Approvals, or equivalent foreign filings, if any, related to the HMR Compound(s), and shall take such other actions and execute such other instruments, assignments and documents as may be necessary to effect the transfer of such rights hereunder to HMR.




                                      24.

        10.3 TERMINATION BY HMR FOR AMYLIN'S FAILURE TO COMMERCIALIZE OR MARKET PRODUCTS IN THE TERRITORY.

               10.3.1 FAILURE TO COMMERCIALIZE IN MAJOR MARKET COUNTRIES. If Amylin (or a sublicense of Amylin) does not commercialize a Product in a Major Market Country within one (1) year after Regulatory Approval is obtained in such Major Market Country, then HMR shall have the right to terminate this Agreement with respect to such Major Market County (any such countries shall be referred to as "Terminated Countries") and the definition of the Territory shall thenceforth exclude such Terminated Countries. HMR shall provide written notification to Amylin of its intent to deem a particular Major Market Country a Terminated Country, and Amylin shall have ninety (90) days following receipt of such written notice in which to respond to such proposed action or to cure such failure to commercialize. If Amylin shall in good faith dispute such intention to deem a particular country a Terminated Country, the Parties shall submit such matter to dispute resolution as set forth in Article XII hereof.

               10.3.2 FAILURE TO MARKET. In the event Amylin fails to maintain support of a Product in a commercially reasonable manner in a Major Market Country, then HMR shall have the right to terminate this Agreement with respect to such Major Market Country (and any such countries shall also be referred to as "Terminated Countries") and the definition of Territory shall thenceforth exclude such Terminated Countries. HMR shall provide written notification to Amylin of its intent to deem a particular Major Market Country a Terminated Country, and Amylin shall have ninety (90) days following receipt of such written notice in which to respond to such proposed action or to cure such failure to support a Product. If Amylin shall in good faith dispute such intention to deem a particular country a Terminated Country, the Parties shall submit such matter to dispute resolution as set forth in Article XII hereof.

               10.3.3 EFFECT OF TERMINATED COUNTRIES. If HMR terminates this Agreement with respect to a Terminated Country, then the following provisions shall apply:

                      (a) HMR shall receive an exclusive (even as to Amylin but subject to the existing rights of Third Parties) right and license in the Terminated Countries with the right to grant sublicenses, to all Amylin Patents, Amylin Know-how, Amylin's rights in any Joint Patents and all of Amylin's interest in trademarks in the Terminated Countries related to the Products, to make, have made, import, use, sell, offer for sale and have sold Products in the Terminated Countries, subject to the royalty obligations set forth below in Section 10.3.3(c), and shall have the exclusive right (but not the obligation) to enforce the Patents against Competitive Product Infringement in the Terminated Countries and the exclusive right (but not the obligation) to enforce the trademark rights related to the Products against infringers in the Terminated Countries.

                                      25.

                      (b) Amylin shall use its best efforts to cause transfer of all INDs, Drug Approval Applications and Regulatory Approvals, or equivalent foreign filings, if any, related to Products in the Terminated Countries to HMR, and take such other actions and execute such other instruments, assignments and documents as may be necessary to transfer the rights hereunder in the Terminated Countries to HMR.

                      (c) Amylin shall be entitled to receive royalties with respect to the Net Sales by HMR of Products in those Terminated Countries under Section 10.3.2 at a rate of ***.

        10.4   TERMINATION FOR MATERIAL BREACH.

               10.4.1 GENERAL

                      (a) Subject to the provisions of this Section 10.4, if either Party (the "Breaching Party") shall have committed a Material Breach (as defined below) and such Material Breach shall remain uncured and shall be continuing for a period of ninety (90) days following receipt of written notice thereof from the other Party (the "Non-Breaching Party"), then, in addition to any and all other rights and remedies that may be available, the Non-Breaching Party shall have the right to terminate this Agreement effective upon the expiration of such ninety (90) day period. Any such written notice of alleged Material Breach from the Non-Breaching Party shall include a reasonably detailed description of all relevant facts and circumstances demonstrating, supporting and/or relating to each such alleged Material Breach by the Breaching Party.

                      (b) If the Breaching Party, upon written notice delivered to the Non-Breaching Party prior to the expiration of such ninety (90) day period, shall assert in good faith that any such alleged Material Breach described in the Non-Breaching Party's notice, whether in payment or moneys or otherwise, was not a Material Breach, or was excused by reason of material failure of performance by the other Party or third Parties or by reason of Force Majeure (as defined in Section 13.4), or shall otherwise in good faith dispute such alleged Material Breach, then the Parties shall continue to perform under this Agreement, subject to all of its terms and conditions, and the matter shall be resolved pursuant to the provisions of Section 12.2. In such event, the Non-Breaching Party shall not be entitled to terminate this Agreement pursuant to this Section 10.4 unless and until (i) it shall be determined pursuant to Section 12.2 that the Breaching Party has committed a Material Breach and (ii) such Material Breach has not been cured prior to such determination pursuant to Section 12.2. To the extent that it is determined pursuant to Section 12.2 that the Breaching Party did commit a Material Breach and failed to cure the same within the period provided for in clause (ii) above, then the Non-Breaching Party may immediately terminate this Agreement and, in addition to all damages determined pursuant to be due and owing from the Breaching Party to the Non-Breaching Party under this Agreement, the Breaching Party shall be liable for the Non-Breaching Party's reasonable attorney's fees incurred in connection with resolving such matter.

----------
* CONFIDENTIAL TREATMENT REQUESTED

                                      26.

                      (c) Termination of this Agreement pursuant to this Section
        10.4 shall not relieve the Breaching Party of any liability, including any obligation to make payments hereunder, which accrued hereunder prior to the effective date of such termination, nor preclude the Non-Breaching Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement nor prejudice the Non-Breaching Party's right to obtain performance of any obligation.

                      (d) For purposes of this Section 10.4, "Material Breach" shall mean the breach or failure to perform, in a material respect, a material obligation under this Agreement. Without limiting the foregoing and by way of example only, the term "Material Breach" shall be deemed to include the failure of either Party in a material respect to meet its payment or non-compete obligations. In no event shall a failure to meet timelines or budgets specified in any Research and Development Plan, in and of itself, be deemed to constitute a Material Breach, unless such failure is a result of acts and events or conduct that is otherwise a Material Breach.

               10.4.2 TERMINATION BY HMR FOR MATERIAL BREACH. If HMR terminates this Agreement pursuant to the provisions of this Section 10.4 as a Non-Breaching Party, then the following provisions shall apply:

                      (a) all rights to the HMR Compounds as well as the Amylin Data and Amylin Know-how developed with respect to the HMR Compounds shall be transferred to and become the property of HMR;

                      (b) all licenses and rights granted by HMR to Amylin hereunder shall terminate;

                      (c) HMR shall receive an exclusive (even as to Amylin, but subject to any Third Party's then-existing rights) worldwide right and license, with the exclusive right to grant sublicenses, to all Amylin Patents and Amylin Know-how and Amylin's rights to any Joint Patents related to the HMR Compounds to make, have made, import, use, sell, offer for sale and have sold Products, and shall have the right (but not the obligation) to enforce the Amylin Patents and the Joint Patents against Competitive Product Infringement;

                      (d) all Confidential Information supplied by HMR to Amylin shall be returned to HMR, except Amylin may retain one copy of such Confidential Information solely for legal archive purposes;

                                      27.

                      (e) Amylin shall use its best efforts to cause the transfer of all INDs, Drug Approval Applications and Regulatory Approvals, or equivalent foreign filings, if any, related to HMR Compounds to HMR, and shall take such other actions and execute such other instruments, assignments and documents as may be necessary to effect the transfer of rights hereunder to HMR; and

                      (f) Amylin shall not exploit or commercialize the Joint Patents in competition with HMR's commercialization of the HMR Compounds.

               10.4.3 TERMINATION BY AMYLIN FOR MATERIAL BREACH. If Amylin terminates this Agreement pursuant to the provisions of this Section 10.4 as a Non-Breaching Party, then the following provisions shall apply:

                      (a) all licenses and rights granted by Amylin to HMR hereunder shall terminate;

                      (b) Amylin shall receive an exclusive (even as to HMR, but subject to any Third Party's then existing rights) worldwide right and license, with the exclusive right to grant sublicenses, to all HMR Patents and HMR know-how and HMR's rights in any Joint Patents related to the HMR Compounds to make, have made, import, use, sell, offer for sale and have sold Products and shall have the right (but not the obligation) to enforce the HMR Patents and the Joint Patents against Competitive Product Infringement;

                      (c) all Confidential Information supplied by Amylin to HMR shall be returned to Amylin, except HMR may retain one copy of such Confidential Information solely for legal archive purposes;

                      (d) HMR shall use its best efforts to cause the transfer of any INDs, Drug Approval Applications and Regulatory Applications, or equivalent foreign filings, if any, related to the HMR Compounds to Amylin, and shall take such other actions and execute such other instruments, assignments and documents as may be necessary to effect the transfer of rights hereunder to Amylin; and

                      (e) HMR shall not exploit or commercialize Joint Patents in competition with Amylin's commercialization of the HMR Compounds.

               10.4.4 ROYALTIES UPON TERMINATION FOR MATERIAL BREACH. The Breaching Party shall be entitled to receive royalties on Net Sales of Products sold by the Non-Breaching Party at a royalty rate equal to ******************** of the applicable royalty rate provided for under this Agreement.

----------
* CONFIDENTIAL TREATMENT REQUESTED


                                      28.

        10.5   TERMINATION WITHOUT CAUSE.

               10.5.1 TERMINATION WITHOUT CAUSE. Amylin shall have a continuing right to terminate this Agreement without cause, effective upon six (6) month advance written notice to HMR, subject to this Section 10.5 ("Termination Without Cause").

               10.5.2 EFFECT OF TERMINATION WITHOUT CAUSE. If Amylin terminates pursuant to this Section 10.5, then:

                      (a) all rights to the HMR Compounds as well as the Amylin Data and Amylin Know-how developed with respect to the HMR Compounds shall be transferred to and become the property of HMR;

                      (b) all licenses and rights granted by HMR to Amylin hereunder shall terminate;

                      (c) HMR shall receive an exclusive (even as to Amylin, but subject to any Third Party's then existing rights) worldwide right and license, with the right to grant sublicenses, to all Amylin Patents and Amylin Know-how and Amylin's rights to any Joint Patents related to the HMR Compounds to make, have made, import, use, sell, offer for sale and have sold Products, subject to any applicable royalty obligations set forth in Section 10.5.3, and shall have the right (but not the obligation) to enforce the Amylin Patents against Competitive Product Infringement;

                      (d) all Confidential Information supplied by HMR to Amylin shall be returned to HMR, except Amylin may retain one copy of such Confidential Information solely for legal archive purposes;

                      (e) Amylin shall use its best efforts to cause the transfer of all INDs, Drug Approval Applications and Regulatory Approvals, or equivalent foreign filings, if any, related to HMR Compounds to HMR, and shall take such other actions and execute such other instruments, assignments and documents as may be necessary to effect the transfer of rights hereunder to HMR; and

                      (f) Amylin shall not exploit or commercialize the Joint Patents in competition with HMR's commercialization of the HMR Compounds.

               10.5.3 ROYALTY UPON TERMINATION WITHOUT CAUSE. Notwithstanding anything in this Section 10.5 to the contrary, if, and only if, (i) Amylin terminates this Agreement pursuant to this Section 10.5 subsequent to the filing by Amylin of an IND covering the use of an HMR Compound but prior to the completion of Amylin's due diligence obligations set forth in Section 3.5.1(b)(ii) of this Agreement and (ii) HMR (or a sublicensee of HMR) completes the development and commercialization of such HMR Compound, then Amylin shall be entitled to a

                                      29.

royalty of *** of Net Sales by HMR and/or a sublicensee of HMR of any Product incorporating such HMR Compound.

        10.6 ACCRUED RIGHTS, SURVIVING OBLIGATIONS. Termination, relinquishment or expiration of the Agreement or any portion hereof for any reason shall be without prejudice to any rights which shall have accrued to the benefit of either Party prior to such termination, relinquishment or expiration, including damages arising from any breach hereunder. Such termination, relinquishment or expiration shall not relieve either Party from obligations which are expressly indicated to survive termination or expiration of this Agreement.


                                   ARTICLE XI

                                 INDEMNIFICATION

        11.1   INDEMNIFICATION BY HMR.

               11.1.1 AMYLIN INDEMNIFIED PARTIES. HMR hereby agrees to save, defend and hold Amylin and its agents and employees (the "Amylin Indemnified Parties") harmless from an against any and all suits, claims, actions, demands, liabilities, expenses and/or loss, including reasonable legal expense and attorneys' fees (collectively, "Losses"), incurred by or against any Amylin Indemnified Parties, which arise out of the breach of this Agreement by HMR, or any negligence or willful misconduct by HMR, except to the extent such Losses are attributable to the breach of this Agreement by Amylin or any Amylin Indemnified Parties or any negligence or willful misconduct by Amylin, its agents or employees or such Amylin Indemnified Parties; provided, however, that in no event shall HMR be liable for any products liability losses whatsoever if HMR has not exercised the HMR Option.

               11.1.2 NOTICE OF CLAIM. In the event that an Amylin Indemnified Party seeks indemnification under Section 11.1.1, it shall inform HMR of such claim as soon as reasonably practicable after it receives notice of the claim and shall permit HMR to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration), and shall cooperate as reasonably requested (at the expense of HMR) in the defense of the claim.

        11.2   INDEMNIFICATION BY AMYLIN.

               11.2.1 HMR INDEMNIFIED PARTIES. Amylin hereby agrees to save, defend and hold HMR and its agents and employees (the "HMR Indemnified Parties") harmless from an against any and all Losses incurred by or against such HMR Indemnified Parties which (i) arise out of the breach of this Agreement by Amylin, or any negligence or willful misconduct by Amylin, except to the extent such Losses are attributable to the breach of this Agreement by any HMR Indemnified Parties or any negligence or willful misconduct by any HMR Indemnified Parties (other than with respect to products liability losses if HMR has not exercised the HMR

----------
* CONFIDENTIAL TREATMENT REQUESTED

                                      30.

Option), or (ii) arise out of the manufacture, use, handling, storage, sale or other disposition of Products by Amylin, its agents or sublicensees, except to the extent such Losses also result from the negligence or willful misconduct of any HMR Indemnified Parties (other than with respect to products liability losses if HMR has not exercised the HMR Option).

               11.2.2 NOTICE OF CLAIM. In the event that any HMR Indemnified Party seeks indemnification under Section 11.2.1, it shall inform Amylin of a claim as soon as reasonably practicable after it receives notice of the claim and shall permit Amylin to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration), and shall cooperate as reasonably requested (at the expense of Amylin) in the defense of the claim.


                                   ARTICLE XII

                               DISPUTE RESOLUTION

        12.1 GENERAL. The Parties recognize that disputes as to certain matters may from time to time arise during the term of this Agreement which relate to either Party's rights and/or obligations hereunder. It is the objective of the Parties to establish procedures to facilitate the resolution of disputes rising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation. To accomplish this objective, the Parties agree to follow the procedures set forth in this Article XII if and when a dispute arises under this Agreement.

        12.2 NEGOTIATION. Either Party may, by written notice to the other, have such dispute referred to their respective executive officers designated below or their successors, for attempted resolution by good faith negotiations within fourteen (14) days after such notice is received. Said designated officers are as follows:

        FOR HMR: Head of Development and Strategic Planning

        FOR AMYLIN:   Chief Executive Officer


                                      31.

                                  ARTICLE XIII

                                  MISCELLANEOUS

        13.1   ASSIGNMENT; BINDING EFFECT.

               13.1.1 ASSIGNMENT TO AFFILIATES. Either Party may assign any of its rights or obligations under this Agreement in any country in the Territory to any Affiliates; provided, however, that such assignment shall not relieve the assigning Party of its responsibilities for performance of its obligations under this Agreement.

               13.1.2 ASSIGNMENT TO NON-AFFILIATES. Either Party may assign any of its rights or obligations under this Agreement or its ownership interest in Joint Patents to a non-Affiliate only as provided in Section 7.6, in connection with a merger or similar reorganization or the sale of all or substantially all of its assets, or otherwise with the prior written consent of the other Party. This Agreement shall survive any such merger or reorganization of either Party with or into, or such sale of assets to, a Third Party and no consent for such merger, reorganization or sale shall be required hereunder; provided, that in the event of such merger, reorganization or sale, no intellectual property rights of the acquiring corporation shall be included in the Patents licensed.

               13.1.3 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns of the Parties. Any assignment not in accordance with this Agreement shall be void and of no effect.

        13.2 RESEARCH AND DEVELOPMENT ENTITIES. Either Party may assign its rights and obligations under this Agreement to an entity or entities (e.g., partnership or corporation) that are specifically formed for financial purposes and that finance research and development performed by such Party; provided, however, that such assignment shall not relieve the assigning Party of responsibility for performance of its obligations under this Agreement.

        13.3 CONSENTS NOT UNREASONABLY WITHHELD. Whenever provision is made in this Agreement for either Party to secure the consent or approval of the other, such consent or approval shall not unreasonably be withheld. Whenever provision is made in this Agreement for one Party to object or to disapprove a matter, such objection or disapproval shall not be unreasonably exercised.

        13.4 FORCE MAJEURE. Neither Party shall lose any rights hereunder or be liable to the other Party for damages or losses on account of failure of performance by the defaulting Party if the failure is occasioned by government action, war, fire, explosion, flood, strike, lockout, embargo, act of God, or any other similar cause beyond the control of the defaulting Party, provided that the Party claiming force majeure has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a Party be required to settle any labor dispute or disturbance. The foregoing shall not affect either Party's rights hereunder to


                                      32.

terminate this Agreement in its entirety or with respect to certain HMR Compounds or certain countries in the Territory pursuant to the terms hereof.

        13.5 FURTHER ACTIONS. Each Party agrees to execute, acknowledge and deliver such further instruments and do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

        13.6 NO TRADEMARK RIGHTS. Except as otherwise provided herein or otherwise agreed to in writing by the Parties, no right, express or implied is granted by the Agreement to use in any manner the name "Amylin," "HMR" or any other trade name or trademark of the other Party or its Affiliates in connection with the performance of the Agreement.

        13.7 NOTICES. All notices hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by a nationally recognized express courier service, to the Parties at the following address (or at such other address for a Party as shall be specified by like notice; provided, that notices of a change of address shall be effective only upon receipt thereof).

    IF TO AMYLIN, ADDRESSED TO:    AMYLIN PHARMACEUTICALS, INC.
                                   9373 Towne Centre Drive
                                   San Diego, CA 92121
                                   Attention:  Office of the General Counsel
                                   Telephone: (619) 552-2200
                                   Telecopy:   (619) 555-2212

    IF TO HMR, ADDRESSED TO:       HOECHST MARION ROUSSEL, INC.
                                   Route 202-206, P.O. Box 6800
                                   Bridgewater, NJ 08807-0800
                                   Attention:  Vice President, General Counsel-
                                                 Global Development
                                   Telephone:  (908) 231- 2000
                                   Telecopy:    (908) 231- 2243

        13.8 WAIVER. Except as specifically provided for herein, the waiver from time to time by either Party of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or of any other of such Party's rights or remedies provided in this Agreement. All such waivers shall be in writing.

        13.9 SEVERABILITY. If any term, covenant or condition of this Agreement or the application thereof to any party or circumstance shall, to any extent, be held to be invalid or unenforceable, (i) the remainder of this Agreement, or the application of such term, covenant or condition to the Parties or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term, covenant or condition of this

                                      33.

Agreement shall be valid and be enforced to the fullest extent permitted by law; and (ii) the Parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, convent or condition of this Agreement or the application thereof that is invalid or unenforceable, it being the intent of the Parties that the basic purposes of this Agreement are to be effectuated.

        13.10 AMBIGUITIES. Ambiguities, if any, in this Agreement shall not be construed against either Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

        13.11 GOVERNING LAW. This Agreement shall be governed by and interpreted under the laws of the State of Delaware, without regard to principles of conflicts of law.

        13.12 HEADINGS. The section and paragraph headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections or paragraphs and do not form a part of this Agreement.

        13.13 COUNTERPARTS. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but together shall constitute one and the same instrument.

        13.14 ENTIRE AGREEMENT. This Agreement, including all Exhibits attached hereto and thereto, and all documents delivered concurrently herewith, set forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto and supersede and terminate all prior agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as specifically set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties hereto unless reduced to writing and signed by the respective authorized officers of the Parties. Any provisions of the Collaboration Agreement inconsistent with the terms hereof shall take precedence clearly over the terms hereof if, and when, the Collaboration Agreement is effective.


                                      34.

               IN WITNESS WHEREOF, the Parties have executed this Agreement in duplicate originals by their duly authorized officers as of the date and year first above written.


AMYLIN PHARMACEUTICALS, INC.                HOECHST MARION ROUSSEL, INC.

      /s/ MAURIZIO DENARO                         /s/ THOMAS HOFSTAETTER
By: ________________________________        By: ________________________________
Name: Maurizio Denaro                       Name: Thomas Hofstaetter
Title:  Executive Vice President,           Title: Senior Vice President,
        Chief Technical Officer                    Business Development



                                      35.

                                    EXHIBIT A
                               LIST OF HMR PATENTS

EXHIBIT A
            M01508, M01562, M01724, M01842, M01845 AND [*] CASE SERIES

        DOCKET NO.      CTRY    SERIAL NO.      FILS DATE       PATENT NO.      GRANT DATE      STATUS
        ----------      ----    ----------      ---------       ----------      ----------      ------
M01508                   AR     320057          06/28/1991      249524          05/21/1996      GRANTED
M01508                   AT     0464852         07/05/1991      E135705         03/20/1996      GRANTED
M01508                   AU     80116/91        07/03/1991      639576          11/23/1993      GRANTED
MO1508                   BE                     07/05/1991      0464852         03/20/1996      GRANTED
[*]                      [*]    [*]             [*]                                             [*]
M01508                   CH                     07/05/1991      0464852         03/20/1996      GRANTED
M01508                   CN     91104475        07/04/1991      91104475        06/11/1995      GRANTED
M01508                   DE     0464852         07/05/1991      69118028T2      03/20/1996      GRANTED
M01508                   DK                     07/05/1991      0164852         03/20/1996      GRANTED
M01508                   EP     91111252.2      07/05/1991      0464852         03/20/1996      INACTIVE
M01508                   BS                     07/05/1991      0464852         03/20/1996      GRANTED
[*]                      [*]    [*]             [*]                                             [*]
M01508                   FR                     07/05/1991      0464852         03/20/1996      GRANTED
M01508                   GB                     07/05/1991      0464852         03/20/1996      GRANTED
M01508                   GR     0464852         07/05/1991      3019393         03/20/1996      GRANTED
M01508                   MU     2272/91         07/04/1991      211074          07/11/1995      GRANTED
[*]                      [*]    [*]             [*]                                             [*]
M01508                   IL     98712           07/02/1991      98712           02/28/1996      GRANTED
M01508                   IT                     07/05/1991      0464852         03/20/1996      GRANTED
[*]                      [*]    [*]             [*]                                             [*]
[*]                      [*]    [*]             [*]                                             [*]
M01508                   LU                     07/05/1991      0464852         03/20/1996      GRANTED
M01508                   NL                     07/05/1991      0464852         03/20/1996      GRANTED
[*]                      [*]    [*]             [*]                                             [*]
M01508                   NZ     238808          07/01/1991      238808          10/19/1994      GRANTED
M01508                   PH     42733           07/04/1991      28236           05/12/1994      GRANTED
[*]                      [*]    [*]             [*]                                             [*]
M01508                   SE     91111252.2      07/05/1991      0464852         03/20/1996      GRANTED
M01508                   TW     80105147        07/02/1991      58036           12/10/1992      GRANTED
M01508                   US     548052          07/05/1990      5155250         10/13/1992      GRANTED
MO1508                   ZA     91/5074         07/01/1991      91/5074         04/29/1992      GRANTED
M01508A                  US     811395          12/20/1991                                      INACTIVE
M01508B                  US     940774          09/01/1992                                      INACTIVE
M01508C                  US     72347           06/04/1993                                      INACTIVE
M01508D                  US     219230          03/29/1994                                      INACTIVE
M01508E                  US     353736          12/12/1994      5532400         07/02/1996      GRANTED

M01562                   US     548051          07/05/1990                                      INACTIVE
[*]                      [*]    [*]             [*]                                             [*]
M01562A                  AT                     07/05/1991      0464844         12/27/1995      GRANTED
M01562A                  AU     80114/91        07/03/1991      639807          11/30/1993      GRANTED
M01562A                  BE                     07/05/1991      0464844         12/27/1995      GRANTED
[*]                      [*]    [*]             [*]                                             [*]
MD1562A                  CH                     07/05/1991      0464844         12/27/1995      GRANTED
MD1562A                  CN     91104474        07/04/1991      91104474        06/11/1995      GRANTED
M01562A                  DE                     07/05/1991      0464844         12/27/1995      GRANTED

[*CONFIDENTIAL TREATMENT REQUESTED]

DOCKET NO.      CTRY            SERIAL NO.      FILE DATE       PATENT NO.      GRANT DATE      STATUS
---------       ----            ---------       ---------       ----------      ----------      ------
M01562A         DK                              07/05/1991      0464844         12/27/1995      GRANTED
M01562A         EP              91111220.9      07/05/1991      0464844         12/27/1995      INACTIVE
M01562A         ES                              07/05/1991      0464844         12/27/1995      GRANTED
[*]             [*]             [*]             [*]                                             [*]
M01562A         FR                              07/05/1991      0464844         12/27/1995      GRANTED
M01562A         GB                              07/05/1991      0464844         12/27/1995      GRANTED
M01562A         GR              0464844         07/05/1991      3018926         12/27/1995      GRANTED
M01562A         HU              2271/91         07/04/1991      210695          01/24/1995      GRANTED
[*]             [*]             [*]             [*]                                             [*]
M01562A         IL              98711           07/02/1991      98711           10/24/1996      GRANTED
W01562A         IT                              07/05/1991      0464844         12/27/1995      GRANTED
[*]             [*]             [*]             [*]                                             [*]
[*]             [*]             [*]             [*]                                             [*]
M01562A         LU                              07/05/1991      0464844         12/27/1995      GRANTED
M01562A         NL                              07/05/1991      0464844         12/27/1995      GRANTED
M01562A         NO              912629          07/04/1991      179914          01/08/1997      GRANTED
M01562A         NZ              238807          07/01/1991      238807          08/02/1994      GRANTED
M01562A         PH              42734           07/04/1991      28569           11/07/1994      GRANTED
[*]             [*]             [*]             [*]                                             [*]
M01562A         SE              91111220.9      07/05/1991      0464844         12/27/1995      GRANTED
M01562A         TW              80105145        07/02/1991      63878           01/28/1994      GRANTED
M01562A         US              696684          05/07/1991                                      INACTIVE
M01562A         ZA              91/5075         07/01/1991      91/5075         04/29/1992      GRANTED
M01562B         US              939561          09/02/1992      5281738         01/25/1994      GRANTED
M01562C         US              77619           06/15/1993      5304668         04/19/1994      GRANTED

M01724          US              165281          12/10/1993      5405876         04/11/1995      INACTIVE
[*]             [*]                                                                             [*]
[*]             [*]             [*]             [*]                                             [*]
[*]             [*]                                                                             [*]
[*]             [*]             [*]             [*]                                             [*]
[*]             [*]                                                                             [*]
[*]             [*]             [*]             [*]                                             [*]
[*]             [*]                                                                             [*]
[*]             [*]                                                                             [*]
[*]             [*]             [*]             [*]                                             [*]
[*]             [*]                             [*]                                             [*]
M01724A         FI                                                                              INACTIVE
[*]             [*]                                                                             [*]
[*]             [*]                                                                             [*]
[*]             [*]                                                                             [*]
[*]             [*]             [*]             [*]                                             [*]
[*]             [*]                                                                             [*]
[*]             [*]             [*]             [*]                                             [*]
[*]             [*]                                                                             [*]
[*]             [*]             [*]             [*]                                             [*]
[*]             [*]             [*]             [*]                                             [*]
[*]             [*]             [*]             [*]                                             [*]

[* CONFIDENTIAL TREATMENT REQUESTED]

        DOCKET NO.      CTRY    SERIAL NO.      FILE DATE       PATENT NO.      GRANT DATE      STATUS
        ----------      ----    ----------      ---------       ----------      ----------      ------
[*]                      [*]   [*]              [*]                                             [*]
[*]                      [*]   [*]              [*]                                             [*]
[*]                      [*]                                                                    [*]
[*]                      [*]                                                                    [*]
M01724A                  DW                                                                     INACTIVE
[*]                      [*]                                                                    [*]
M01724A                  WO    94/12702         11/03/1994                                      INACTIVE
M01724A                  ZA    94/9663          12/05/1994      94/9663         01/25/1995      GRANTED
M01724B                  US    409104           03/27/1995                                      INACTIVE
[*]                      [*]
M01842                   US    641474           04/30/1996                                      INACTIVE
[*]                      [*]                                                                    [*]
[*]                      [*]                                                                    [*]
[*]                      [*]                                                                    [*]
[*]                      [*]                                                                    [*]
[*]                      [*]                                                                    [*]
[*]                      [*]                                                                    [*]
[*]                      [*]                                                                    [*]
[*]                      [*]                                                                    [*]
[*]                      [*]                                                                    [*]
[*]                      [*]                                                                    [*]
[*]                      [*]                                                                    [*]
[*]                      [*]                                                                    [*]
[*]                      [*]                                                                    [*]
[*]                      [*]                                                                    [*]
[*]                      [*]                                                                    [*]
[*]                      [*]                                                                    [*]
[*]                      [*]                                                                    [*]
[*]                      [*]                                                                    [*]
[*]                      [*]                                                                    [*]
[*]                      [*]                                                                    [*]
[*]                      [*]                                                                    [*]
[*]                      [*]                                                                    [*]
[*]                      [*]                                                                    [*]
[*]                      [*]                                                                    [*]
[*]                      [*]                                                                    [*]
[*]                      [*]                                                                    [*]
[*]                      [*]                                                                    [*]
[*]                      [*]                                                                    [*]
[*]                      [*]                                                                    [*]
[*]                      [*]                                                                    [*]
[*]                      [*]                                                                    [*]



[ CONFIDENTIAL TREATMENT REQUESTED]

        DOCKET NO.      CTRY    SERIAL NO.      FILE DATE       PATENT NO.      GRANT DATE      STATUS
        ----------      ----    ----------      ---------       ----------      ----------      ------
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]   [*]              [*]                                            [*]
[*]                      [*]                                                                   [*]
[*]                      [*]   [*]              [*]                                            [*]
[*]                      [*]   [*]              [*]                                            [*]
M01845                   US    637968           04/30/1996      5608095         03/04/1997     GRANTED
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]                                                                   [*]
[*]                      [*]   [*]              [*]                                            [*]
[*]                      [*]                                                                   [*]
[*]                      [*]   [*]              [*]                                            [*]



[* CONFIDENTIAL TREATMENT REQUESTED]

                                    EXHIBIT B
                               LIST OF HMR SERIES

                                   EXHIBIT B

The compounds encompassed by the term "HMR Series" are covered by the following generic claims:

(1) U.S. Pat. No. 5,155,250, issued Oct. 13, 1992 (M01508 US)

1.  A compound of the formula

    [Diagram of Formula]

    wherein
        R1, R2, R3 and R4 are each independently a C1-C6 alkyl group;
        Z is a thio or oxy group;
        A is a C1-C4 alkylene group;
        R5 is a C1-C6 alkyl or -(CH2)n-(Ar)
        wherein n is an integer 0, 1, 2 or 3; and Ar is phenyl, or naphthyl unsubstituted or substituted with one to three substituents selected from the group consisting of hydroxy, methoxy, ethoxy, chloro, fluoro or C1-C6 alkyl.

(2) U.S. Pat. No. 5,532,400, issued Jul. 2, 1996 (M01508E US)

1.  A compound of the formula

    [Diagram of Formula]

    wherein
        R1, R2, R3 and R4 are each independently a C1-C6 alkyl group;
        Z is a methylene group;
        A is a C1-C4 alkylene group;
        R5 is a C1-C6 alkyl or -(CH2)n-(Ar)
        wherein n is an integer 0 or 1; and Ar is phenyl, or naphthyl unsubstituted or substituted with one to three substituents selected from the group consisting of hydroxy, methoxy, ethoxy, chloro, fluoro or C1-C6 alkyl.

(3) U.S. Pat. No. 5,281,738, issued Jan. 25, 1994 (M01562B US)

1.  A compound of the formula

    [Diagram of Formula]

    wherein
        R1, R2, R3 and R4 are each independently a C1-C6 alkyl group; Z is a thio or oxy group; and A is a C1-C4 alkylene group.


(4) U.S. Pat. No. 5,304,668, issued Apr. 19, 1994 (M01562C US)

1.  A compound of the formula

    [Diagram of Formula]

    wherein
        R1, R2, R3 and R4 are each independently a C1-C6 alkyl group; Z is a methylene group; and A is a C1-C4 alkylene group.

(5) U.S. Pat. No. 5,608,095, issued Mar. 4, 1997 (M01845 US)

1.  A compound of the formula

    [Diagram of Formula]

    wherein
        R1 and R6 are each independently C1-C6 alkyl;
        R2, R3 and R4 are each independently hydrogen or C1-C6 alkyl;
        R is hydrogen or -C(O)-(CH2)m-Q wherein Q is hydrogen or -COOH and m is an integer 1, 2, 3 or 4;
        Z is a thio, oxy or methylene group;
        A is a C1-C4 alkylene group;
        R5 and R7 are each independently a C1-C6 alkyl or -(CH2)n-(Ar) wherein n is an integer 0, 1, 2 or 3; and Ar is phenyl or naphthyl unsubstituted or substituted with one to three substituents selected from the group consisting of hydroxy, methoxy, ethoxy, halogen, trifluoromethyl, C1-C6 alkyl or -NRgR9, wherein Rg and R9 are each independently hydrogen or C1-C6 alkyl; with the proviso that when R2 and at least one of R5 or R7 is C1-C6 alkyl, and Ar is not substituted with trifluoromethyl or -NRgR9, then R is -C(O)-(CH2)m-Q; or a pharmaceutically acceptable salt thereof.

**

* CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT C
                INITIAL OUTLINE OF RESEARCH AND DEVELOPMENT PLAN



                                     ******

* Confidential Treatment Requested